UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 17, 2017

WADDELL & REED FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13913	51-0261715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6300 Lamar Avenue

Overland Park, Kansas 66202

(Address of Principal Executive Offices) (Zip Code)

(913) 236-2000

(Registrant’s telephone number, including area code)

(Registrant’s Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 22, 2017, Waddell & Reed Financial, Inc. (the “Company”) announced the following changes to its executive leadership team.

Thomas W. Butch has stepped down as Executive Vice President and Chief Marketing Officer of the Company and will be available through December 31, 2017 to assist in transitioning his responsibilities to existing officers of the Company and its subsidiaries.  The Company will disclose on Form 8-K the terms of any future severance or other agreement requiring disclosure pursuant to Item 5.02(e).

Brent K. Bloss, age 48, Senior Vice President, Chief Financial Officer and Treasurer of the Company, has been appointed Chief Operating Officer, effective November 21, 2017.  Mr. Bloss will continue to serve as Chief Financial Officer of the Company through the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.  Mr. Bloss’ biography is incorporated herein by reference to the Company’s definitive proxy statement for its 2017 annual meeting of stockholders filed with the Securities and Exchange Commission on March 3, 2017.

The Board intends to appoint Benjamin R. Clouse, who currently serves as Vice President and Chief Accounting Officer of the Company, as Chief Financial Officer to succeed Mr. Bloss.  Upon the appointment of Mr. Clouse as Chief Financial Officer by the Board, the Company will report the information required by Item 5.02(c) of Form 8-K.

ITEM 7.01:                              REGULATION FD DISCLOSURE.

A copy of the November 22, 2017 press release announcing the executive leadership team changes is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 22, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WADDELL & REED FINANCIAL, INC.

Date: November 22, 2017	By:	/s/ Wendy J. Hills
Wendy J. Hills
Senior Vice President, General Counsel, Chief Legal Officer and Secretary